                       Supplement dated October 23, 2000 to the Prospectus dated September 11, 2000

                                   ASAF Founders International Small Capitalization Fund

         Due to the increases in the market prices of small-cap stocks in recent years, it has become appropriate to increase the market capitalization standard for the stocks in which the ASAF Founders International Small Capitalization
Fund will invest.  Accordingly, the discussion of this Fund in the section of the prospectus entitled "Risk/Return
Summary - International Funds and Portfolios - Principal Investment Strategies" (on page 3) is revised by deleting the first sentence and replacing it with the following:

         The ASAF Founders International Small Capitalization Fund normally invests primarily in securities issued by foreign companies that have market capitalizations of $1.5 billion or less (this maximum may be revised from time to time based on stock market valuations and industry standards).

         In addition, the section of the prospectus entitled "Investment Programs of the Funds - ASAF Founders
International Small Capitalization Fund - Principal Investment Policies and Risks" (on page 31) is revised similarly.